UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

OCULUS VISIONTECH INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

#507, 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6
www.ovtz.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on September 15, 2023

Dear Stockholder:

The annual meeting of stockholders (the “Meeting”) of Oculus VisionTech Inc. (the “Company”) will be held on Friday, September 15, 2023 at 9:00 am (Pacific Time), at Suite 507, 837 West Hasting Street, Vancouver, British Columbia, Canada, for the following purposes:

1.	to elect Anton J. Drescher, Fabrice Helliker, Maurice Loverso, Rowland Perkins, Tom Perovic and Ron Wages to act as directors of the Company;

2.

to ratify and approve the appointment of Davidson & Company LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	to ratify and approve the continuation of the Company’s Omnibus Equity Incentive Compensation Plan, as more particularly described in the Proxy Statement; and

4.	to transact any other business properly brought before the Meeting or any adjournment thereof.

On or about July 27, 2023, the Company mailed to all stockholders of record as of July 19, 2023, a Notice of Internet Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access and view the Notice of Annual Meeting, Proxy Statement, Proxy Card, being the Meeting proxy materials, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report on Form 10-K”), at http://www.ovtz.com/investors/annual-general-meeting, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report on Form 10-K, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company’s common stock at the close of business on July 19, 2023, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

If you attend the Meeting in person, you will be asked to register before entering the Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport). If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of July 19, 2023, prior to being admitted to the Meeting. If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of July 19, 2023, such as your most recent account statement prior to July 19, 2023, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

By Order of the Board of Directors

OCULUS VISIONTECH INC.

/s/ Anton J. Drescher

Anton J. Drescher
Chief Financial Officer, Corporate Secretary and Director

Dated:         July 25, 2023.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 15, 2023:

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available for viewing via the Internet at:

http://www.ovtz.com/investors/annual-general-meeting

#507, 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6
www.ovtz.com

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held on September 15, 2023

Information is as of July 19, 2023 (unless otherwise noted)

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Oculus VisionTech Inc. (“we”, “us”, “our”, the “Company” or “Oculus”) for use in connection with our annual meeting of our stockholders (the “Meeting”) to be held on September 15, 2023, at 9:00 a.m. (Pacific Time), at the offices of Oculus at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our Meeting proxy materials to each stockholder of record, we may furnish the Meeting proxy materials to our stockholders on the Internet. On or about July 27, 2023, the Company mailed to all stockholders of record, as of July 19, 2023 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice”). You will receive only the Notice by mail. You will not receive a printed copy of the Meeting proxy materials unless you specifically request printed copies from us.

Please carefully review the Notice for information on how to access our proxy materials via the Internet. Meeting proxy materials consist of the Notice of Annual Meeting, Proxy Statement and Proxy Card (the “Meeting proxy materials”), available at http://www.ovtz.com/investors/annual-general-meeting. You may also access our Annual Report on Form 10-K for our fiscal year ended December 31, 2022 (the “Annual Report on Form 10-K”), including our financial statements for such fiscal year. However, our Annual Report on Form 10-K does not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy vote via the Internet or over the telephone.

We have mailed only the Notice to you, and if you would like to receive a printed copy of our Meeting proxy materials or a copy of our Annual Report on Form 10-K, please follow the instructions included in the Notice for requesting such materials. There is no charge to you for requesting a printed copy of the Meeting proxy materials or the Annual Report on Form 10-K.

Our principal offices are located at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6. Our telephone number is (604) 685-1017 and our website address is www.ovtz.com.

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on July 19, 2023, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 91,422,569 shares of common stock issued, outstanding and entitled to vote at the Meeting. Holders of shares of common stock are entitled to one vote at the Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Meeting is the presence in person or by proxy duly authorized, of the holders of at least twenty-five (25%) percent of the outstanding shares of stock entitled to vote as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Meeting, shares of common stock must be present at the Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

●	shares of common stock represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

●	shares of common stock represented by properly executed proxies for which no voting instruction has been given; and

●	broker non-votes.

Broker non-votes occur when shares of common stock held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of July 19, 2023, the Record Date for the Meeting, you may vote those shares of our common stock in person at the Meeting or by proxy in the manner described below under “Voting of Proxies”. If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

You can vote the shares of common stock that you own of record on the Record Date by either attending the Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Meeting;

(b)	executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Meeting; or

(c)

attending at the Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6, Attention: Corporate Secretary.

Votes Required

Proposal One - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal Two – Ratification of Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.

Proposal Three – Approval of Omnibus Equity Incentive Compensation Plan: The affirmative vote of the holders of a majority of our shares of common stock represented at the Meeting in person or by proxy is required for the approval of the Company’s Omnibus Equity Incentive Compensation Plan. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Meeting.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Wyoming, our Articles of Incorporation or our Bylaws.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting, other than elections to office:

●	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

●	each nominee for election as one of our directors; or

●	any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of July 19, 2023, by:

●	each person who is known by us to beneficially own more than 5% of our shares of common stock; and

●	each executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the related percentages are based on 91,422,569 shares of common stock outstanding as of July 22, 2023.

For the purposes of the information provided below, Common Shares that may be issued upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following July 19, 2023, when there were deemed to be 91,422,569 shares of common stock (“Common Shares”) of the Company outstanding and beneficially owned by the stockholders for the purpose of computing the number of Common Shares and percentage ownership of each holder are reported below, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

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Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership
Directors and Officers:
Anton J. Drescher, Chief Financial Officer, Corporate Secretary and Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	13,804,540(2)	15.10%

Maurice Loverso, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	Nil	*

Rowland Perkins, President, Chief Executive Officer and Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	8,600,000(3)	9.41%

Tom Perovic, Director c/o #057, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	1,895,000(4)	2.07%

Ron Wages, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	200,000(5)	*

Fabrice Helliker, Director c/o #507, 837 West Hastings Street Vancouver, British Columbia, Canada, V6C 3N6	325,000(6)	*

All directors and executive officers as a group (6 persons)	24,840,540	27.15%

Notes:

*	Less than one percent.
(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of July 22, 2023, there were 91,422,569 shares of common stock of the Company issued and outstanding.

(2)	This figure represents 13,704,540 shares of common stock held directly by Anton J. Drescher.
(3)	This figure represents 8,600,000 shares of common stock held directly by Rowland Perkins.
(4)	This figure represents (i) 1,800,000 shares of common stock held by 4C Inc., an entity controlled by Tom Perovic, and (ii) 95,000 shares of common stock held directly by Mr. Perovic.
(5)	This figure represents 200,000 shares of common stock held directly by Ron Wages.
(6)	This figure represents 325,000 shares of common stock help by OCL14D LLC, an entity in which Fabrice Helliker has a 20% ownership interest.

ITEM 1: ELECTION OF DIRECTORS

Election of Directors

Each of our directors is elected at the annual meeting of our stockholders and, upon the director’s election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Rowland Perkins, Anton J. Drescher, Fabrice Helliker, Maurice Loverso, Tom Perovic and Ron Wages, each of whom is a current director have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of July 19, 2023, are as follows:

Name and Province or State and Country of Residence	Age	Position	Period of Service
Rowland Perkins Alberta, Canada	70	Director, President and Chief Executive Officer	Since 2005
Anton J. Drescher (1) British Columbia, Canada	66	Director, Chief Financial Officer and Corporate Secretary	Since 1994
Fabrice Helliker, Broadstone, UK	55	Director	Since 2020
Maurice Loverso (1) Quebec, Canada	62	Director	Since 2003
Tom Perovic Ontario, Canada	70	Director	Since 2011
Ron Wages (1) North Carolina, USA	60	Director	Since 2011

Note:

(1)         Member of the audit committee.

Rowland Perkins – President, Chief Executive Officer and Director

Mr. Perkins was formerly the President & Chief Executive Officer of ebackup Inc. (2001-2015) (a private corporation), a digital cloud data service provider specializing in cloud services, data backup and business continuity. Mr. Perkins has over 45 years of business experience and 30 years with various public companies. Mr. Perkins is a former director of one other publicly trade company: Corvus Gold Inc, since August 2010 to 2021. Mr. Perkins was also a former director of Xiana Mining Inc. (TSXV) from 2011 to 2018, of International Tower Hill Mines Ltd. from 2005 to 2010, of Blue Rhino Capital Corp. in 2020 to 2021, and of Lamaska Capital Corp in 2020 to 2021. Mr. Perkins has a degree in Economics from the University of Manitoba.

Anton J. Drescher - Chief Financial Officer, Secretary and Director

Mr. Drescher has been a Chartered Professional Accountant, Certified Management Accountant since 1981. He is currently involved with several public companies including as: a director (since 1991) of International Tower Hill Mines Ltd., a public mining company listed on the TSX and the NYSE-MKT; a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc., a public mineral exploration company previoulsy listed on the TSXV/NEX; a director (since 2007) and the Chief Financial Officer of Oculus VisionTech Inc., a public company involved in watermarking of film and data listed on the TSXV and the OTC Bulletin Board; a director (since 2014) of CENTR Brands Corp., a public company listed on the CSE; a former director (2020 to 2023) of Zeb Nickle Corp. (formerly Blue Rhino Capital Corp.), a public company listed on the TSXV; a former director (2020-2021) of Lamaska Capital Corp., a public company listed on the TSXV. Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations, and the President (since 1998) of Harbour Pacific Capital Corp., a private company involved in regulatory filings for businesses in Canada.

Fabrice Helliker – Director

Mr. Helliker is currently an advisor to ComplyTrust Inc. (formerly OCL Technologies Corp.), and a long time executive and entrepreneur in the data protection and compliance market. He is currently the head of a software engineering division responsible for data protection automation and orchestration solutions for Hitachi Vantara, where he joined in 2012 upon the acquisition of a company he co-founded, Cofio Software. He was also a co-founder of BakBone Software, which was traded on the Toronto Exchange and later acquired by Quest Software Corp.

Maurice Loverso – Director

Mr. Loverso has been an independent director of Oculus since May 2003. He has been President of 3336298 Canada Inc. since 1996, providing financial consultation services to small capital public and private companies and has been a director of Group Intercapital Inc. since 1996, assisting a small cap venture capital firm with financial advice.

Tom Perovic –Director

Mr. Perovic has over 30 years of experience in high technology management, from research and development to high-level and top development and executive positions in businesses including automotive industry, in particular in developing and releasing autonomous driving AD Perception products , and ADAS (Advanced Driver Assistance Systems), based on AI - Machine/Deep learning models, for major OEMs, including Daimler, BMW, Toyota, Honda Ford and GM, electronics (embedded hardware, imaging/video processing based products), real-time automotive grade, functional safety compliant embedded software development, running on intelligent RTOS (Real Time Operating System), sensor fusion (camera, LiDAR, Radar, ultrasonic) data capture, and real-time processed by deep learning Neural Networks, Internet centric streaming video content (movies) watermarking products for the entertainment industry, machine vision, IP based video communications, PCB production/development equipment, professional video (TV broadcasting), Internet imaging, security video surveillance, contract manufacturing, material handling/logistics and production/distribution. He has been a co-founder, President and CTO of ASPRO Technologies, a digital security/surveillance technology start-up from 1992-2002, General Manager of Magna International Inc. and Global Director of Engineering at Magna Electronics (Magna Vectrics) from 2002 to 2018 where he was responsible for restructuring since a takeover, P/L, development strategy, operational team building and leadership, and since 2018 till present Sr. Director, Toronto Automotive Center of Excellence (TACoE), LeddarTech Inc, LiDAR high technology company. He established TACoE AI based AD/ADAS/Perception division of LeddarTech from scratch, including building the scientific, engineering, and vehicle integration and quality teams, OPEX and CAPEX. Tom has been instrumental in several technology companies M&A process.

Ron Wages –Director

Mr. Wages is an innovative and results-driven corporate professional with an impressive 30 year record of success in delivering record profit growth and solid project performance in multiple markets worldwide. He is the Director, Transmission Project Controls at Duke Energy where he leads a team of project management professionals that manage a $9B portfolio of Transmission Capital Projects. Previously, he was the founder and Chief Executive Officer of Vagues Solid State Lighting, a manufacturer of LED based lighting. He was President and General Manager of MEMScAP Inc./JDS Uniphase, a public company in the semiconductors industry. He managed the day-to-day operations for sales, marketing, manufacturing, legal and finance. Mr. Wages has a B.S. in Electrical Engineering from the University of Maryland College Park and an MBA (Honors) from the University of Houston Executive MBA Program.

The Board of Directors has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board. Proxies will be voted FOR each nominee unless the stockholder specifies otherwise.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named in this Proxy Statement. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.

Term of Office

All of our directors, when elected, hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

There are no significant employees of the Company other than our executive officers, however, our subsidiary, ComplyTrust Inc. (“CTI”), formerly OCL Technologies Corp. (“OCL”), entered into an employment contract with Mike Johnson (age 65), who is the co-founder and former President and a director of CTI, effective February 1, 2022, whereby Mr. Johnson provided product manager services for product development based on proprietary ideas developed by CTI. The term of the employment contract ended on January 31, 2023. Mr. Johnson was a director and officer of CTI from June 12, 2020 to January 31, 2023. From March 2017 to February 2020, Mr. Johnson was a Business Development Director with the Archival Solutions Division at Sony Electronics where he provided clarity and thought-leadership for introduction of PetaByte-class enterprise storage solutions to the autonomous vehicle/IoT, big data and high-performance compute markets worldwide. Mr. Johnson obtained and undergraduate degree in Audio Engineering from SoundMaster Institute located in Hollywood, California in 1980, and obtained undergraduate degrees in Business and Computer Science from Fullerton College located in Fullerton, California in 1984. Subsequent to Mr. Johnson’s resignation, Anton J. Drescher will act as the interim President and CEO of CTI while the Company initiates plans to build out a new CTI executive leadership team focused on continued software development, new customers, acquisitions and revenue generation.

Family Relationships

There is no family relationship between any of our executive officers or directors.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors and officers:

1.

A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Meetings of the Board of Directors

The Company’s Board of Directors held four (4) informal meetings by Zoom during the fiscal year ended December 31, 2022 (“fiscal 2022”).

The Company does not have a formal policy with respect to director attendance at annual stockholders’ meetings; however, all directors are encouraged to attend. It is anticipated that two (2) directors will attend the 2023 annual meeting of stockholders in person.

Board Independence

The Board of Directors has determined that Fabrice Helliker, Maurice Loverso, Tom Perovic and Ron Wages each qualify as independent directors under the listing standards of the NYSE American.

Board Committees

Audit Committee

We are required to have an audit committee comprised of not less than three directors, a majority of whom are not officers, control persons or employees of our company or an affiliate of our company. The Audit Committee of the Board of Directors consists of Anton J. Drescher, Maurice Loverso and Ron Wages, who serves as Chairman. The Board of Directors had determined that each Audit Committee member has sufficient knowledge in financial and accounting matters to serve on the Committee and that Anton J. Drescher is an “audit committee financial expert” as defined by SEC rules.

The Audit Committee meets with our independent auditors at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent auditors to be retained; oversees the independence of the independent accountants; evaluates the independent auditors’ performance; approves fees paid to independent auditors and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met informally by telephone conference during fiscal 2022.

The Audit Committee is primarily concerned with the effectiveness of our audits by our internal audit staff and by our independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of our internal system of audit and financial controls; (4) appraising our financial reporting activities (including our Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important policies and applicable laws. The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Schedule “A”.

Audit Committee Charter

The text of our Audit Committee Charter is attached as Schedule “A” to this Proxy Statement.

Composition of the Audit Committee and Independence

National Instrument 52-110 - Audit Committees, (“NI 52-110”) of the Canadian Securities Administrators provides that a member of an audit committee is “independent” if the member has no direct or indirect material relationship with a company, which could, in the view of the company’s Board, reasonably interfere with the exercise of the member’s independent judgment.

All of the members of our audit committee are independent, as that term is defined in NI 52-110, except for Anton J. Drescher, who is the Corporate Secretary and Chief Financial Officer of the Company.

Relevant Education and Experience

NI 52-110 provides that an individual is “financially literate” if he has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by a company’s financial statements. While Maurice Loverso does not meet the criteria of “financially literate”, both Ron Wages and Anton J. Drescher are considered financially literate. Collectively, they have many years of practical business experience, have served as a director of public companies and have experience reviewing financial statements of public companies. The following sets out the education and experience of Rowland Perkins and Anton J. Drescher that is relevant to the performance of their responsibilities as audit committee members.

Mr. Drescher has been a Chartered Professional Accountant, Certified Management Accountant since 1981. He is currently involved with several public companies including as: a director (since 1991) of International Tower Hill Mines Ltd., a public mining company listed on the TSX and the NYSE American; a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc., a public mineral exploration company listed on the TSXV; a director (since 2007) and the Chief Financial Officer of Oculus VisionTech Inc., a public company involved in watermarking of film and data listed on the TSXV and posted for trading on the OTCQB operated by the OTC Markets Group Inc.; a director (since 2014) of CENTR Brands Corp., a public company listed on the CSE; a director (since 2020) of Blue Rhino Capital Corp., a public company listed on the TSXV; a director (since 2020) of Lamaska Capital Corp., a public company listed on the TSXV. Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations, and the President (since 1998) of Harbour Pacific Capital Corp., a private company involved in regulatory filings for businesses in Canada.

Mr. Wages is an innovative and results-driven corporate professional with an impressive 20 year record of success in delivering record profit growth in multiple markets worldwide. He is the founder and has been Chief Executive Officer of Vagues Solid State Lighting, a manufacturer of LED based lighting, since January 2009. As Chief Executive Officer, he developed the business strategy and full business plan including sales goals, market research, expense budgets and P&L plan. Previously, he was President and General Manager of MEMScAP Inc./JDS Uniphase, a public company in the semiconductors industry. He managed the day-to-day operations for sales, marketing, manufacturing, legal and finance. Mr. Wages has a B.S. in Electrical Engineering from the University of Maryland College Park and an MBA (Honors) from the University of Houston Executive MBA Program.

Audit Committee Oversight

Since the commencement of our most recently completed fiscal year, our Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by our Board.

Reliance on Certain Exemptions

Since the commencement of our most recently completed financial year and the effective date of NI 52-110, we have not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditors, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total amount of fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

Our audit committee has adopted specific policies and procedures for the engagement of non-audit services which is set out in the Audit Committee Charter attached as Schedule “A” to this Proxy Statement in the section entitled “Independent Auditor”.

Exemption

We are relying on the exemption provided by Part 6.1 of NI 52-110 for “venture issuers” which allows for an exemption from Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110 and allows for the short form of disclosure of audit committee procedures set out in Form 52-110F2 and disclosed in this Proxy Statement.

Other Committees

The Board of Directors currently has no other committees.

Stockholder Communications

Stockholders may contact an individual director, the Board of Directors as a group or a specified Board of Directors’ committee or group, including any non-employee directors as a group, either by: (i) writing to Oculus VisionTech Inc., c/o #507, 837 West Hastings Street, Vancouver, British Columbia, Canada V6C 3N6, Attention: Corporate Secretary; or (ii) by sending an e-mail message to ajd@ovtz.com.

Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to our President and CEO, the appropriate members of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Party Transactions

Except as described herein, none of the following parties (each a “Related Party”) has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

●	any of our directors or officers;
●	any person proposed as a nominee for election as a director;
●	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
●	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

Related Party Transactions during the year ended December 31, 2022

In 2022 and 2021, we reimbursed Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, for expenses of $215,331 and $124,972, respectively. In addition, other related parties had cumulative advances of $25,838 and $26,425 at December 31, 2022 and 2021, respectively. The Company also recorded share-based compensation of $47,062 (2021 - $151,261) for options vested to related parties during the years ended December 31, 2022 and 2021. The Company incurred no expenses from a related party for research and development for the years ended December 31, 2022 and 2021.

Our Board reviews any proposed transaction involving Related Parties and considers whether such transactions are fair and reasonable and in the Company’s best interests.

Code of Ethics

We have adopted a Code of Ethics and Corporate Disclosure Policy that applies to our directors, officers and employees and Corporate Governance Guidelines that applies to our directors and officers. A copy of the Code of Ethics, Corporate Disclosure Policy and Corporate Governance Guidelines are posted on our website at http://www.ovtz.com. These documents are also available in print to any stockholder who requests a copy by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Conflicts of Interest

To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2022, our current officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

DIRECTOR AND EXECUTIVE COMPENSATION AND
OTHER TRANSACTIONS WITH MANAGEMENT

Compensation Discussion and Analysis

Overview of Compensation Program

We do not have a compensation committee. Our Board of Directors (the “Board”) is responsible for establishing, implementing and monitoring adherence with our compensation policy. The Board ensures that the total compensation paid to our directors, officers and employees is fair, reasonable and competitive.

During the financial year ended December 31, 2022, we had two Named Executive Officers (“NEO”) being Rowland Perkins, our Chief Executive Officer (“CEO”) and President and Anton J. Drescher, our Chief Financial Officer (“CFO”) and Corporate Secretary.

“Named Executive Officer” or “NEO” means: (a) each CEO, (b) each CFO, (c) each of the three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $150,000; and (d) each individual who would be a NEO under (c) above but for the fact that the individual was neither an executive officer of the company, nor acting in a similar capacity, at the end of that financial year.

Employments Contracts

We do not have an employment contract with Mr. Perkins and Mr. Drescher. We have no obligation to provide any compensation to Mr. Perkins or Mr. Drescher in the event of their resignation, retirement or termination, or a change in control of our company, or a change in any NEO’s responsibilities following a change in control.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our NEOs and directors.

Director Interlocks and Insider Participation

Decisions concerning the compensation of our NEOs are made by the Board. All members of the Board during fiscal 2022 participated in the Board’s deliberations concerning NEO compensation during the fiscal year ended December 31, 2022.

Board of Directors Report on Executive Compensation

The Board determines the compensation of our NEOs.

We intend to establish a compensation committee at such time as we are able to attract a sufficient number of outside directors to the Board. We are unable to state when we will be able to establish a formal compensation committee. Pending establishment of the committee, the entire Board will continue to be responsible for our executive compensation policy.

Compensation Philosophy

We must compete for, attract, develop, motivate and retain high quality executive management personnel. In order to do so, we intend to offer a package including a competitive salary and, on a discretionary basis, additional compensation in the form of stock options.

Cash Compensation

Our executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as our overall salary structure and financial condition. Salary changes reflect competitive and economic trends, our overall financial performance and the performance of the individual executive. Salaries are reviewed annually by the Board.

Stock Options

Stock options are designed to attract and retain executives who can make significant contributions to our success, reward executives for such contributions, give executives a long-term incentive to increase stockholder value, and align the interests of our executive officers with those of our stockholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers. Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to our success, our overall performance, and prior option grants.

Compensation of the CEO

In setting the compensation payable for fiscal 2022 to our NEOs, the Board generally considered the same factors described above, as well as our current financial condition. Given that we currently do not have any financial resources a decision was made to defer compensation to the NEOs until such time as we have sufficient funding. The Board intends that compensation to the NEOs will be competitive with compensation paid to executive officers of similar sized companies in our industry and to reward our NEOs for directing our efforts in initiating and expanding our streaming media business.

Benefits and Perquisites

Our NEOs do not receive any benefits or perquisites other than as disclosed herein.

IRS Limits on Deductibility of Compensation

We are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to our executive officers in excess of $1.0 million. No cash compensation was paid in fiscal 2022 to the CEO or any other executive officer. Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is “performance-based” within the meaning of Section 162(m). Because we do not currently have a compensation committee comprised solely of outside directors, we currently cannot avail ourselves of the “performance-based” compensation exemption under Section 162(m).

Members of the Board of Directors during fiscal 2022 were:

Anton J. Drescher
Fabrice Hilliker
Maurice Loverso
Rowland Perkins
Tom Perovic
Ron Wages

Pay versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as defined by SEC rules) and certain financial performance metrics of the Company for the last two fiscal years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both as previously reported in our SCT, as well as the adjusted values required in this section for the 2021 and 2022 calendar years. The Board did not consider the pay versus performance disclosure when making its incentive compensation decisions.

The following table sets for the information concerning the compensation of our principal executive officer, or “PEO”, and the compensation of our other NEO for each of the years ending December 31, 2022 and 2021, as such compensation relates to our financial performance for each such year. The PEO for each of the years presented within the following tables was Rowland Perkins, Chief Executive Officer and Director. The other NEO for each of the years presented was Anton J. Drescher, Chief Financial Officer and Director.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	SCT Total for PEO	Compensation Actually Paid to PEO(1)	Average SCT Total for Non- PEO NEO	Average Compensation Actually Paid to Non-PEO NEO(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Income/Loss (Dollars in thousands)
2022	$5,883	$Nil	$152,648	$135,000	$14.80	$1,609
2021	$18,908	$Nil	$56,723	$Nil	$239.02	$1,993

(1)

The dollar amounts reported for the PEO under “Compensation Actually Paid” represent the amount of “Compensation Actually Paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the PEO’s total compensation for each year to determine the compensation actually paid:

Adjustments to Determine Compensation “Actually Paid” for PEO	2022		2021
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT		$5,883		$18,908
Deduction for Amounts Reported under the “Option Awards” Columns in the SCT		-		-
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end		-		-
Increase for Fair Value of Awards Granted during year that Vest during year		-		-
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end		(3,126)		(12,706)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year		(2,757)		(6,202)
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year		-		-
Increase based upon Incremental Fair Value of Awards Modified during year		-		-
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award		-		-
Total Adjustments	$	Nil	$	Nil

(2)

The dollar amounts reported for the NEO under “Compensation Actually Paid’ represent the amount of “Compensation Actually Paid” to the NEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the NEO’s total compensation for each year to determine the compensation actually paid:

Adjustments to Determine Compensation “Actually Paid” for Non-PEO NEO	2022	2021
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	$152,648		$56,723
Deduction for Amounts Reported under the “Option Awards” Columns in the SCT	-		-
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	-		-
Increase for Fair Value of Awards Granted during year that Vest during year	-		-
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	(9,377)		(38,116)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	(8,271)		(18,607)
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	-		-
Increase based upon Incremental Fair Value of Awards Modified during year	-		-
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	-		-
Compensation Actually Paid	$135,000	$	Nil

(3)

For purposes of calculating the cumulative total shareholder return, the measurement period is the market close on the last trading day of 2020, through and including the end of the year for which cumulative total shareholder return is being calculated.

Analysis of the Information Presented in the Pay Versus Performance Tables

Because we are a development stage technology company, we did not have any revenue from continuing operations during the periods presented. Consequently, we have not historically focused on net income (loss) as a performance measure for our executive compensation programs. In 2021 and 2022, our net loss improved from approximately $1.993 million in 2021 to approximately $1.609 million in 2022 and during the same period the compensation actually paid to our PEO was $Nil in both 2022 and 2021 and compensation actually paid to our other NEO increased from $Nil in 2021 to $135,000 in 2022.

The following graph shows the compensation actually paid to Mr. Perkins and the amount of compensation actually paid to Mr. Drescher during the periods presented and total shareholder return over those periods. Total Shareholder return was negative during 2021 and 2022. Mr. Perkins’ compensation remained unchanged year over year and the amount of compensation actually paid to Mr. Dresher increased year over year.

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We utilize performance measures to align executive compensation with performance, but those tend not to be financial performance measures, such as total shareholder return. For example, as described in more detail above in the section “Executive Compensation – Compensation Discussion and Analysis,” our named executive officers are eligible to receive short term bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual individual and corporate goals. Additionally, we believe stock options, which are an integral part of our executive compensation program, are closely related to the Company’s performance, although not directly tied to total shareholder return, because their value is directly correlated to the market price of our Common Shares and requires that the executive officer continues in our employment over the vesting period. As such, these stock option awards strongly align our executive officers’ interests with those of our Shareholders by providing a continuing financial incentive to maximize long-term value for our Shareholders and by encouraging our executive officers to continue in our employment for the long-term.

Summary Compensation Table

Our named executive officers for the fiscal years ended December 31, 2022 and 2021 consist of (i) Rowland Perkins, our current President and Chief Executive Officer, and (ii) Anton J. Drescher, our current Chief Financial Officer and Corporate Secretary We have no other executive officers.

The following Summary Compensation Table sets forth the compensation earned by or paid to our NEOs for the fiscal years ended December 31, 2022 and 2021 are as follows:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)(3)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Rowland Perkins	2022	-	-	-	-	-	-	-	-
CEO	2021	-	-	-	-	-	-	-	-
Anton J. Drescher	2022	-	-	-	-	-	-	135,000	135,000
CFO	2021	-	-	-	-	-	-	-	-

During our most recently completed financial years, we did not pay any other executive compensation to our named executive officers.

Incentive Plan Awards

The Company did not issue any stock options to purchase shares of our common stock to any of our NEOs during the fiscal year ended December 31, 2022.

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as of December 31, 2022, relating to outstanding equity awards held by each NEO:

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as at December 31, 2022, relating to equity awards that have been granted to the NEOs:

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Option Awards					Stock Awards
Name	Number of Securities Underlying Unexer- cised Options (#) (exercise- able)	Number of Securities Underlying Unexer- cised Options (#) (unexer- ciseable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#)	Option Exercise Price (CAD$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Anton Drescher	504,000	504,000	N/A	0.35	July 21, 2023	N/A	N/A	N/A	N/A
Rowland Perkins	168,000	168,000	N/A	0.35	July 21, 2023	N/A	N/A	N/A	N/A

There were no stock options exercised by our NEOs during the financial year ended December 31, 2022

Certain Relationships and Related Transactions

As of December 31, 2022, we have accounts payable and accrued expenses to related parties of $25,838. During 2022, related parties were reimbursed advances made to the Company of ($Nil).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

As at December 31, 2022, there were 9,142,247 Options and 9,142,257 Share Units authorized for issuance under the Company’s Omnibus Equity Incentive Plan approved by the Board on July 19, 2022 and by Stockholders at the Company’s annual stockholder meeting held on September 15, 2022 (the “Omnibus Plan”). Since the last financial year-end of December 31, 2022, as at July 19, 2023, the following securities were authorized for issuance under the Omnibus Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,815,000 (Options) Nil (Share Units)	$0.50	7,327,247 (Options) 9,142,247 (Share Units)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,815,000 (Options) Nil (Share Units)	$0.50	7,327,247 (Options) 9,142,247 (Share Units)

Equity Incentive Compensation Plan

The Omnibus Plan approved by stockholders at the Company’s annual stockholder meeting held on September 15, 2022 supersedes and replaces the Company’s 2020 Share Option Plan, dated as originally adopted by the Board of Directors on August 28, 2020, and ratified by the stockholders of the Company at the Company’s annual meeting held on November 23, 2020.

The purpose of the Omnibus Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

The following is a summary of certain provisions of the Omnibus Plan. This summary is intended as a summary only and is qualified in its entirety by reference to the Omnibus Plan attached as Schedule “C” to the proxy statement prepared for the company’s annual stockholder meeting held on September 15, 2022.

Summary of Material Terms

The Omnibus Plan, in respect of options to purchase shares of common stock (“Common Shares”), serves as the successor to the Company’s stock option plan adopted on August 28, 2020 (the “Original Stock Option Plan”), and no further options to purchase Common Shares have been or will be granted under the Original Stock Option Plan from and after the effective date of the Omnibus Plan.

The purposes of the Omnibus Plan is to: (i) provide the Company with a mechanism to attract, retain and motivate highly qualified directors, officers, employees and consultants; (ii) align the interests of eligible participants in the Omnibus Plan (“Participants”) with that of other Shareholders of the Company generally; and (iii) enable and encourage Participants to participate in the long-term growth of the Company through the acquisition of Common Shares as long-term investments.

The Omnibus Plan is administered by the Board and provides that the Board may, from time to time, in its discretion, and in accordance with TSXV requirements or any other stock exchange on which the Common Shares are listed (the “Exchange”), grant to eligible Participants, non-transferable awards (the “Awards”). Such Awards include stock options (“Options”), restricted share units (“RSUs”), deferred share units (“DSUs”) and performance share units (“PSUs”).

Under the Omnibus Plan, the maximum number of Shares issuable at any time pursuant to outstanding Awards will be equal to: (a) 10% of the outstanding Common shares issued pursuant to Options; and (b) 9,142,257 issued pursuant to Share Units (which represents 10% of the outstanding Common Shares as of the date the Plan was approved by the Board), or such other number as may be approved by the Exchange and the shareholders of the Company from time to time. For so long as the Company is listed on the Exchange or on another exchange that requires the Company to fix the number of Common Shares to be issued pursuant to Share Units, the maximum number of Common Shares available for issuance pursuant to the settlement of RSUs, DSUs and PSUs together will be an aggregate of 9,142,257 Common Shares.

The Omnibus Plan is an “evergreen” plan, as Common Shares covered by Awards which have been exercised or settled, as applicable, and Awards which expire or are forfeited, cancelled or otherwise terminated or lapse for any reason without having been exercised, will be available for subsequent grant under the Omnibus Plan.

The maximum number of Common Shares for which Awards may be issued to any one Participant in any 12-month period shall not exceed 5% of the outstanding Common Shares, unless the Company obtains disinterested shareholder approval as required by the policies of the Exchange. The aggregate number of Common Shares for which Awards may be issued to any one consultant within any 12-month period shall not exceed 2% of the outstanding Common Shares, calculated on the date an Award is granted to the consultant. The aggregate number of Common Shares for which Options may be issued to any persons retained to provide Investor Relations Activities (as defined by the Exchange) within any 12-month period shall not exceed 2% of the outstanding Shares, calculated on the date an Option is granted to such persons.

Further, unless disinterested shareholder approval as required by the policies of the Exchange is obtained: (i) the maximum number of Common Shares for which Awards may be issued to insiders of the Company (as a group) at any point in time shall not exceed 10% of the outstanding Common Shares; and (ii) the aggregate number of Awards granted to insiders of the Company (as a group), within any 12-month period, shall not exceed 10% of the outstanding Common Shares, calculated at the date an Award is granted to any insider.

The Omnibus Plan provides for customary adjustments or substitutions, as applicable, in the number of Common Shares that may be issued under the Omnibus Plan in the event of a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction.

In the event of an actual or potential Change of Control (as is defined in the Omnibus Plan) of the Company, the Board shall have discretion as to the treatment of Awards, including whether to (i) accelerate, conditionally or otherwise, on such terms as it sees fit, the vesting date of any Awards; (ii) permit the conditional redemption or exercise of any Awards, on such terms as it sees fit; (iii) otherwise amend or modify the terms of any Awards; and (iv) terminate, following the successful completion of a Change of Control, on such terms as it sees fit, the Awards not exercised prior to the successful completion of such Change of Control. If there is a Change of Control, any Awards held by a Participant shall automatically vest following such Change of Control, if the Participant is an employee, officer or a director and their employment, or officer or director position is terminated within 12 months following the Change of Control, provided that no acceleration of Awards shall occur in the case of a Participant that was retained to provide Investor Relations Activities unless the approval of the Exchange is either obtained or not required.

Neither the Awards nor the securities which may be acquired pursuant to the exercise of the Awards have been registered under the United States Securities Act of 1933 (the “U.S. Securities Act”) or under any securities law of any state of the United States of America and are considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act) and any Common Shares will be affixed with an applicable restrictive legend as set forth in the Award Agreement. Provisions of the Omnibus Plan relating to U.S. Taxpayers can be found in Article 17 of the Omnibus Plan, which is attached as Schedule “C” to this Proxy Statement.

Options

Subject to the terms and conditions of the Omnibus Plan, the Board may grant Options to Participants in such amounts and upon such terms (including the exercise price, duration of the Options, the number of Common Shares to which the Option pertains, and the conditions, if any, upon which an Option shall become vested and exercisable) as the Board shall determine.

The exercise price of the Options will be determined by the Board at the time any Option is granted. In no event will such exercise price be lower than the last closing price of the Common Shares on the Exchange less any discount permitted by the rules or policies of the Exchange at the time the Option is granted. Such price upon exercise of any Option shall be payable to the Company in full in cash, by certified cheque or by wire transfer, by a cashless exercise or a net exercise.

In connection with a cashless exercise, the Participant shall elect, on a notice of exercise, to receive a loan from a brokerage firm, which the Company has an arrangement with, to purchase the underlying Common Shares. Upon the sale by the brokerage firm of an equivalent number of Common Shares received from the exercise of the Options to repay the loan made to the Participant, the Participant shall elect to receive either the balance of the Common Shares following the sale or the cash proceeds from the balance of the Common Shares.

In connection with a net exercise, the Participant shall elect on a notice of exercise to receive an amount equal to the number of underlying Common Shares listed on the Exchange that is the equal to the quotient obtained by dividing: (a) the product of the number of Options being exercised multiplied by the difference between the five-day volume weighted average price of the underlying Common Shares so listed and the exercise price of the subject Options; by (b) the five-day volume weighted average price of the underlying Common Shares so listed; provided, however, that persons retained to provide investor relations activities shall not be permitted to exercise an Option using the net exercise method.

Unless otherwise specified in an Award agreement granting Options, Options shall vest subject to Exchange policies, and the Board may in its sole discretion, determine the time during which an Option shall vest and the method of vesting, or that no vesting restriction shall exist.

Subject to any requirements of the Exchange, the Board may determine the expiry date of each Option. Subject to a limited extension if an Option expires during a black out period, Options may be exercised for a period of up to ten years after the grant date, provided that: (i) upon a Participant’s termination for cause, all Options, whether vested or not, as at the date on which a Participant ceases to be eligible to participate under the Omnibus Plan(the “Termination Date”) as a result of termination of employment, will automatically and immediately expire and be forfeited; (ii) upon the death of a Participant, all unvested Options as at the Termination Date shall automatically and immediately vest, and all vested Options will continue to be subject to the Omnibus Plan and be exercisable for a period of 12 months after the Termination Date; (iii) in the case of the disability of a Participant, all Options shall remain and continue to vest (and are exercisable) in accordance with the terms of the Omnibus Plan for a period of 12 months after the Termination Date, provided that any Options that have not been exercised (whether vested or not) within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date; (iv) in the case of the retirement of a Participant, the Board shall have discretion, with respect to such Options, to determine whether to accelerate the vesting of such Options, cancel such Options with or without payment and determine how long, if at all, such Options may remain outstanding following the Termination Date, provided, however, that in no event shall such Options be exercisable for more than 12 months after the Termination Date; and; (v) in all other cases where a Participant ceases to be eligible under the Omnibus Plan, including a termination without cause or a voluntary resignation, unless otherwise determined by the Board, all unvested Options shall automatically and immediately expire and be forfeited as of the Termination Date, and all vested Options will continue to be subject to the Omnibus Plan and be exercisable for a period of 90 days after the Termination Date.

RSUs

Subject to the terms and conditions of the Omnibus Plan, the Board may grant RSUs to Participants in such amounts and upon such terms (including time-based restrictions on vesting, restrictions under applicable laws or under the requirements of the Exchange) as the Board shall determine.

No RSU may vest before one year following the date it is granted or issued. The vesting of RSUs may be accelerated in limited circumstances, in the case of the death of Participant or upon a Participant ceasing to be an eligible participant under the Omnibus Plan in connection with a change of control, take-over bid, Reverse Take-Over or other similar transaction.

Unless otherwise specified in an Award agreement granting RSUs, RSUs shall vest at the discretion of the Board, subject to the policies of the Exchange, provided that, and subject to the Board’s discretion: (i) upon a Participant’s termination for cause, all RSUs, whether vested (if not yet paid out) or not as at the Termination Date will automatically and immediately expire and be forfeited; (ii) upon the death of a Participant, all unvested RSUs as at the Termination Date shall automatically and immediately vest and be paid out; (iii) in the case of the disability of a Participant, all RSUs shall remain and continue to vest in accordance with the terms of the Omnibus Plan for a period of 12 months after the Termination Date, provided that any RSUs that have not been vested within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date; (iv) in the case of the retirement of a Participant, the Board shall have discretion, with respect to such RSUs, to determine whether to cancel such RSUs with or without payment and determine how long, if at all, such RSUs may remain outstanding following the Termination Date, provided, however, that in no event shall such RSUs be exercisable for more than 12 months after the Termination Date; and (v) in all other cases where a Participant ceases to be eligible under the Omnibus Plan, including a termination without cause or a voluntary resignation, unless otherwise determined by the Board, all unvested RSUs shall automatically and immediately expire and be forfeited as of the Termination Date, and all vested RSUs will be paid out in accordance with the Omnibus Plan.

When and if RSUs become payable, the Participant issued such RSUs shall be entitled to receive payment from the Company in settlement of such RSU: (i) in a number of Common Shares (issued from treasury) equal to the number of RSUs being settled, or (ii) in any other form, all as determined by the Board at its sole discretion. The Board’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award agreement for the grant of the RSUs.

Participants holding RSUs may, if the Board so determines, be credited with dividends paid with respect of the underlying Common Shares or dividend equivalents while they are so held in a manner determined by the Board in its sole discretion.

DSUs

Subject to the terms and conditions of the Omnibus Plan, the Board may grant DSUs to Participants in such amounts and upon such terms (including the requirement that Participants pay a stipulated purchase price for each DSU, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of the Exchange, or holding or sale restrictions placed on the Common Shares by the Company upon vesting of such DSUs) as the Board shall determine.

When and if DSUs become payable, the Participant issued such DSUs shall be entitled to receive payment from the Company in settlement of such DSU: (i) in a number of Common Shares (issued from treasury) equal to the number of DSUs being settled, or (ii) in any other form, all as determined by the Board at its sole discretion. The Board’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award agreement for the grant of the DSUs. Participants holding DSUs may, if the Board so determines, be credited with dividends paid with respect of the underlying Common Shares or dividend equivalents while they are so held in a manner determined by the Board in its sole discretion.

The extent to which a Participant shall have the right to retain DSUs following termination of the Participant’s employment or other relationship with the Company, shall be set out in each DSU award agreement and determined in the sole discretion of the Board, and need not be uniform among all DSUs issued pursuant to the Omnibus Plan, and may reflect distinctions based on the reasons for termination, provided that the provisions shall comply with the applicable rules of the Exchange.

No DSU may vest before one year following the date it is granted or issued. The vesting of DSUs may be accelerated in limited circumstances, in the case of the death of Participant or upon a Participant ceasing to be an eligible participant under the Omnibus Plan in connection with a change of control, take-over bid, Reverse Take-Over or other similar transaction, provided, however, that in the event that a Participant ceases to be an eligible Participant under the Omnibus Plan, no DSU granted to that Participant shall remain outstanding for a period of more than 12 months following the Termination Date, provided that any DSUs that have not been settled within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

Performance Awards

Subject to the terms and conditions of the Omnibus Plan, the Board may grant PSUs to Participants in such amounts and upon such terms (including the performance criteria applicable to such PSUs) as the Board shall determine. Each PSU shall have an initial value equal to the fair market value of a Common Share on the date of grant. After the applicable performance period has ended, the holder of a PSU shall be entitled to receive payout on the value and number of PSUs, determined as a function of the extent to which the corresponding performance criteria have been achieved.

Subject to the terms of the Omnibus Plan, the Board, in its sole discretion, may pay earned PSUs in the form of a number of Common Shares issued from treasury equal to the number of earned PSUs at the end of the applicable performance period. Any Common Shares may be granted subject to any restrictions deemed appropriate by the Board.

Participants holding PSUs may, if the Board so determines, be credited with dividends paid with respect of the underlying Common Shares or dividend equivalents while they are so held in a manner determined by the Board in its sole discretion.

The extent to which a Participant shall have the right to retain PSUs following termination of the Participant’s employment or other relationship with the Company, shall be set out in each PSU award agreement and determined in the sole discretion of the Board, and need not be uniform among all PSUs issued pursuant to the Omnibus Plan, and may reflect distinctions based on the reasons for termination, provided that the provisions shall comply with the applicable rules of the Exchange.

No PSU may vest before one year following the date it is granted or issued. The vesting of PSUs may be accelerated in limited circumstances, in the case of the death of Participant or upon a Participant ceasing to be an eligible participant under the Omnibus Plan in connection with a change of control, take-over bid, Reverse Take-Over or other similar transaction, provided, however, that in the event that a Participant ceases to be an eligible Participant under the Omnibus Plan, no PSU granted to that Participant shall remain outstanding for a period of more than 12 months following the Termination Date, provided that any PSUs that have not been settled within 12 months after the Termination Date shall automatically and immediately expire and be forfeited on such date.

A copy of the Omnibus Plan is available under the Company’s SEDAR profile at www.sedar.com and under the Company’s EDGAR profile at www.sec.gov. The Omnibus Plan will also be available for inspection at the Meeting. SEE ITEM 3. APPROVAL OF OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN below.

Pension Plan Benefits

We have no pension plans that provide for payments or benefits at, following or in connection with retirement.

Director Compensation

We do not currently provide any compensation to our directors in their capacity as such. As a result, none of our directors received any cash compensation in any form during our most recently completed financial year.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our current or former directors, executive officers, employees, the proposed nominees for election to the Board, or their respective associates or affiliates, are or have been indebted to our company since the beginning of our last completed financial year.

MANAGEMENT CONTRACTS

Our management functions are not, to any substantial degree, performed by a person or persons other than our directors or senior officers, other than as disclosed herein.

CORPORATE GOVERNANCE

Pursuant to National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) of the Canadian Securities Administrators, we are required to disclose certain corporate governance information as set out in Form 58-101F1 Corporate Governance Disclosure (“Form 58-101F1”) of NI 58-101. A description of our approach to corporate governance, together with a completed Form 58-101F1, is set out in Schedule “B” to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Davidson & Company LLP, Chartered Professional Accountants, (“Davidson & Company LLP”) of 1200 – 609 Granville Street, Vancouver, British Columbia V7Y 1G5, have been selected as the independent registered public accountants of the Company for the fiscal year ending December 31, 2023. Davidson & Company LLP audited the Company’s financial statements for the fiscal years ended December 31, 2022 and 2021.

Representatives of Davidson & Company LLP will not be present at the Meeting.

In the event ratification by the stockholders of the appointment of Davidson & Company LLP as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by Davidson & Company LLP:

Year ended December 31	2022	2021
Audit fees	$22,300	$23,000
Audit-related fees	$13,500	$10,500
Tax fees	$11,800	$8,000
All other fees	Nil	Nil
Total	$47,600	$41,500

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees, if applicable, are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Pre-Approval of Services by the Independent Auditor

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee's policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. We approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2023

ITEM 3: APPROVAL OF OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

At the Meeting the Board of Directors will seek stockholder approval of the continuation of the Omnibus Plan adopted by the Board of Directors on July 19, 2022 and approved by stockholders at the Company’s annual stockholder meeting held on September 15, 2022.

The summary of the key terms of the Omnibus Plan set out above under the section in Item 1 titled “Securities Authorized for Issuance Under Equity Compensation Plans – Equity Incentive Compensation Plan” is not complete and is qualified in its entirety by reference to the Omnibus Plan, a copy of which is available under the Company’s SEDAR profile at www.sedar.com and under the Company’s EDGAR profile at www.sec.gov. The Omnibus Plan will also be available for inspection at the Meeting.

Resolution for Stockholder Approval of Omnibus Plan

Accordingly, the Company is asking our stockholders to indicate their support for the continuation of the Omnibus Plan as described in this Proxy Statement by voting “FOR” the following resolution at the Meeting:

“RESOLVED that the Company’s Omnibus Plan, dated for reference July 19, 2022 and substantially in the form attached as Schedule “C” to the Company’s Schedule 14A Proxy Statement dated July 22, 2022, be and is hereby ratified and approved until the next annual meeting of stockholders.”

In order to be effective, the Omnibus Plan Resolution must be approved by a majority of the votes cast in person or by proxy at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OMNIBUS PLAN RESOLUTION.

FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2024 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company’s principal offices by the Corporate Secretary of the Company no later than April 5, 2024. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2024 must submit such proposal to the Company on or before May 17, 2024, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding the Company.

We will mail to any stockholder, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Requests should be sent to Oculus VisionTech Inc., #507, 837 West Hastings Street, Vancouver, BC, V6C 3N6, Attention: Corporate Secretary.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing authorized by our Board of Directors.

DATED at Vancouver, British Columbia, this 25th day of July, 2023.

ON BEHALF OF THE BOARD OF OCULUS VISIONTECH INC.

/s/ Anton J. Drescher
Anton J. Drescher,
Chief Financial Officer, Corporate Secretary and Director

SCHEDULE “A”
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE

The Audit Committee (the “Committee”) of Oculus VisionTech Inc. (“Oculus”) is a committee of the Board of Directors with the responsibility under the governing legislation of Oculus to review the financial statements, accounting policies and reporting procedures of Oculus.

The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by Oculus to any governmental body or the public, the systems of internal controls of Oculus regarding finance, accounting and legal compliance that management and the Board of Directors have established, and the auditing, accounting and financial reporting processes of Oculus generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the policies, procedures and practices at all levels of Oculus.

The primary duties and responsibilities of the Committee are to:

■	Serve as an independent and objective party to monitor the financial reporting process and the system of internal controls of Oculus.

■	Monitor the independence and performance of the auditor of Oculus (the “Auditor”) and the internal audit function of Oculus.

■	Provide an open avenue of communication among the Auditor, financial and senior management and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities set out in Section 4 of this Charter.

COMPOSITION

■

The Committee shall be comprised of two or more directors as determined by the Board of Directors. The composition of the Committee shall adhere to all applicable corporate and securities laws and all requirements of the stock exchanges on which shares of Oculus are listed. In particular, the composition of the Committee shall be in accordance with the U.S. Securities Exchange Act of 1934, as amended, and the required qualifications and experience of the members of the Committee, subject to any exemptions or other relief that may be granted from time to time.

■

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert” in accordance with applicable laws and all requirements of the stock exchanges on which shares of Oculus are listed.

■

Members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors held immediately after the annual meeting of stockholders or such other times as shall be determined by the Board of Directors and shall serve until the next such meeting or until their successors shall be duly elected and qualified.

■

Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director. Subject to the foregoing, each member of the Committee shall hold such office until the next annual meeting of stockholders after his or her election as a member of the Committee.

■	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

MEETINGS

■

The Committee may appoint one of its members to act as Chairman of the Committee. The Chairman will appoint a secretary who will keep minutes of all meetings (the “Secretary”). The Secretary does not have to be a member of the Committee or a director and can be changed by written notice from the Chairman.

■

No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a consent resolution in writing signed by all members of the Committee. A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum.

■

The Committee will meet as many times as is necessary to carry out its responsibilities, but in no event will the Committee meet less than four times a year. The Committee shall meet at least once annually with the Auditor. As part of its duty to foster open communication, the Committee should meet at least annually with management and the Auditor in separate executive sessions to discuss any matters that the Committee or each of these parties believe should be discussed privately. In addition, the Committee shall meet with the Auditor and management at least quarterly to review the financial statements of Oculus.

■

The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Chairman, unless otherwise provided for in the By-Laws of Oculus or otherwise determined by resolution of the Board of Directors.

■

The Committee may invite to, or require the attendance at, any meeting of the Committee, such officers and employees of Oculus, legal counsel or other persons as it deems necessary in order to perform its duties and responsibilities. They should also be requested or required to attend meetings of the Committee and make presentations to the Committee as appropriate.

■

Subject to the provisions of the governing legislation of Oculus and applicable regulations the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee. In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

■	Review and recommend for approval to the Board of Directors of Oculus any revisions or updates to this Charter. This review should be done periodically, but at least annually, as conditions dictate.

■	Review the interim unaudited quarterly financial statements and the annual audited financial statements, and the related press releases of Oculus and report on them to the Board of Directors.

■

Satisfy itself, on behalf of the Board of Directors, that the unaudited quarterly financial statements and annual audited financial statements of Oculus are fairly presented both in accordance with generally accepted accounting principles and otherwise, and recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

■

Satisfy itself, on behalf of the Board of Directors, that the information contained in the quarterly financial statements of Oculus, annual report to stockholders and similar documentation required pursuant to the laws of the United States does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

■	Review any reports or other financial information of Oculus submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the Auditor.

■	Review, and if deemed advisable, approve all related party transactions as defined in the governing legislation of Oculus.

■

Have the right, for the purpose of performing their duties: (i) to inspect all the books and records of Oculus and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of Oculus with the officers and auditors of Oculus and its subsidiaries and the Auditor; (iii) to commission reports or supplemental information relating to the financial information; (iv) to require the Auditor to attend any or every meeting of the Committee; and (v) to engage such independent counsel and other advisors as are necessary in the determination of the Committee.

■

Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of Oculus and its affiliates or the reporting related to it as the Board of Directors may from time to time see fit.

INDEPENDENT AUDITOR

■

Be directly and solely responsible for the appointment, compensation, and oversight of the work of the Auditor of Oculus upon stockholder approval of the appointment, with such Auditor being ultimately accountable to the stockholders, the Board of Directors and the Committee.

■	Act as the Auditor’s channel of direct communication to Oculus. In this regard, the Committee shall, among other things, receive all reports from the Auditor of Oculus, including timely reports of:

all critical accounting policies and practices to be used;

■

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the management of Oculus, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor of Oculus; and

■	other material written communications between the Auditor and the management of Oculus, including, but not limited to, any management letter or schedule of unadjusted differences.

■

Satisfy itself, on behalf of the Board of Directors that the Auditor is “independent” of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies. In furtherance of the foregoing, the Committee shall request that the Auditor at least annually provide a formal written statement delineating all relationships between the Auditor and Oculus, and request information from the Auditor and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the Auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor. The Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the Auditor.

■

Be responsible for pre-approving all audit and non-audit services provided by the Auditor; provided, however, that the Committee shall have the authority to delegate such responsibility to one or more of its members to the extent permitted under applicable law and stock exchange rules.

■	Review the performance of the Auditor and make recommendations to the Board of Directors as to whether or not to continue to engage the Auditor.

■	Determine and review the remuneration of the Auditor and any independent advisors (including independent counsel) to the Committee.

■

Satisfy itself, on behalf of the Board of Directors, that the internal audit function has been effectively carried out and that any matter which the Auditor wishes to bring to the attention of the Board of Directors has been addressed and that there are no “unresolved differences” with the Auditor.

FINANCIAL REPORTING PROCESS AND RISK MANAGEMENT

■	Review the audit plan of the Auditor for the current year and review advice from the Auditor relating to management and internal controls and the responses of Oculus to the suggestions made put forth.

■	Monitor the internal accounting controls, informational gathering systems and management reporting on internal controls of Oculus.

■	Review with management and the Auditor the relevance and appropriateness of the accounting policies of Oculus and review and approve all significant changes to such policies.

■

Satisfy itself, on behalf of the Board of Directors, that Oculus has implemented appropriate systems of internal control over financial reporting and the safeguarding of the assets of Oculus and other “risk management” functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the assets of Oculus, management, financial and business operations and the health and safety of employees and that these systems are operating effectively.

■	Review and approve the investment and treasury policies of Oculus and monitor compliance with such policies.

■

Establish procedures for the receipt and treatment of (i) complaints received by Oculus regarding accounting, controls, or auditing matters and (ii) confidential, anonymous submissions by employees of Oculus as to concerns regarding questionable accounting or auditing.

LEGAL AND REGULATORY COMPLIANCE

■	Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by Oculus and remitted to the appropriate authorities.

■

Without limiting its rights to engage counsel generally, review, with the principal legal external counsel of Oculus, any legal matter that could have a significant impact on the financial statements of Oculus.

■	Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed. Budgets.

■	Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

GENERAL

Perform any other activities consistent with this Charter, the By-laws of Oculus and governing law, as the Committee or the Board of Directors deem necessary or appropriate.

SCHEDULE “B”

CORPORATE GOVERNANCE DISCLOSURE

National Instrument 58-101 - Disclosure of Corporate Governance Practices, requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”) adopted in National Policy 58-201. These Guidelines are not prescriptive, but have been used by us in adopting our corporate governance practices. Our approach to corporate governance is set out below.

Mandate and Responsibility of the Board of Directors

Our Board of Directors is responsible for supervising management in carrying on the business and affairs of our company. Directors are required to act and exercise their powers with reasonable prudence in our best interests. The Board of Directors agrees with and confirms its responsibility for overseeing management’s performance in the following particular areas: our strategic planning process; identification and management of the principal risks associated with our business; planning for succession of management; our policies regarding communications with our stockholders and others; and the integrity of our internal controls and management information systems.

In carrying out its mandate, the Board of Directors relies primarily on management to provide it with regular detailed reports on our operations and our financial position. The Board of Directors reviews and assesses these reports and other information provided to it at meetings of the full Board of Directors and of its committees. Our CEO is a member of the Board of Directors, giving the Board of Directors direct access to information on all areas of responsibility.

The independent directors do not hold separate meetings at which members of management are absent.

Composition of the Board of Directors

The Board of Directors facilitates its exercise of independent supervision over our management through frequent communication with the Board of Directors.

The Board of Directors is comprised of six directors, of whom Fabrice Helliker, Maurice Loverso, Tom Perovic and Ron Wages are independent. Rowland Perkins is not independent since he serves as President and CEO and Anton J. Drescher is not independent as he serves as Corporate Secretary and Chief Financial Officer.

Directorships

Certain of the directors are also directors of other reporting issuers, as follows:

Director	Other Reporting Issuers
Roland Perkins	N/A
Anton J. Drescher	International Tower Hill Mines Ltd. Xiana Mining Inc. CENTR Brands Corp.
Fabrice Helliker	N/A
Maurice Loverso	N/A
Tom Perovic	N/A
Ron Wages	N/A

Meetings Attended Out of Meetings Held

During fiscal 2022, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on nine (9) occasions. During fiscal 2021, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on ten (10) occasions.

Orientation and Continuing Education

The Board of Directors does not have any formal policies with respect to the orientation of new directors nor does it take any measures to provide continuing education for the directors. At this stage of our development the Board of Directors does not feel it necessary to have such policies or programs in place. New directors are provided with access to our recent, publicly filed documents and our internal financial information, are provided with access to management and technical experts and consultants and a summary of significant corporate and securities responsibilities.

Members of the Board of Directors are encouraged to communicate with management, auditors and technical consultants, to keep themselves current with industry trends and developments and changes in legislation with management’s assistance and to attend related industry seminars and visit our offices. Members of the Board of Directors have full access to our records.

Ethical Business Conduct

Our Board of Directors currently has a written code of ethics and views good corporate governance as an integral component to our success. In addition, our Board of Directors monitors on an ongoing basis the activities of management to ensure that the highest standard of ethical conduct is maintained. The Board of Directors views good corporate governance as an integral component to its success and to meet its responsibilities to stockholders. As we do not have a large number of officers and consultants, the Board of Directors is able to monitor on an ongoing basis the activities of management and to ensure that the highest standard of ethical conduct is maintained.

Board of Directors Approvals and Review

No formal description has yet been established of the types of decisions by us which will require prior Board of Directors approval. To date, all substantive decisions involving acquisitions, major financings, major asset sales, budgets and major business initiatives have been referred to the Board of Directors. As and when our activities evolve beyond the early stages of exploration and development for mineral interests, review and approval criteria will be further considered and specific dollar capital amounts established.

Nomination of Directors

The Board of Directors considers its size each year when it considers the number of directors to recommend to the stockholders for election at the annual meeting of stockholders, taking into account the number required to carry out the duties of the Board of Directors effectively and to maintain a diversity of view and experience.

The Board of Directors does not currently have a nominating committee. Nominating committee functions are currently performed by the Board of Directors as a whole. However, if there is a change in the number of directors required by the Company, this policy will be reviewed.

Position Descriptions

The Board of Directors has not developed written position descriptions for the Chairman of the Board of Directors, a Chairman of a Committee of the Board of Directors, or the Chief Executive Officer. The Board of Directors is of the view that given our size, the relatively frequent discussions between members of the Board of Directors and the CEO, and the experience of the individual members of the Board of Directors, the responsibilities of such individuals are known and understood without position descriptions being recorded in writing. The Board of Directors will evaluate this position from time to time and if written position descriptions appear to be justified, they will be prepared.

Compensation

Our independent directors, Fabrice Helliker, Maurice Loverso, Tom Perovic and Ron Wages, have the responsibility for determining compensation for the directors and senior management and the quantity and quality of the Board of Directors compensation is reviewed on an annual basis. To determine compensation payable, the independent directors review compensation paid to directors, CEOs and CFOs of companies of similar size and at a similar stage of development in our industry and determine an appropriate compensation reflecting the need to provide incentive and compensation for the time and effort expended by the directors and senior management while taking into account our financial and other resources. In setting the compensation, the independent directors annually review the performance of the CEO and CFO in light of our objectives and consider other factors that may have impacted our success in achieving our objectives.

At present, we are not paying any compensation to the directors and senior management. We may in the future grant incentive stock options. The number of options to be granted is determined by the Board of Directors as a whole, which allows the independent directors to have input into compensation decisions. At this time, we do not believe our size and limited scope of operations requires a formal compensation committee.

Description of Board Committees

At the present time, our only standing committee is the Audit Committee. As our directors are actively involved in our operations, and the size of our operations does not warrant a larger Board of Directors, the Board of Directors has determined that additional committees are not necessary at this stage of our development.

The written charter of the Audit Committee, as required by NI 52-110, is contained in Schedule “A” to this Proxy Statement. As we grow, and our operations and management structure become more complex, the Board of Directors expects it will constitute formal standing committees, such as a Corporate Governance Committee, a Compensation Committee and a Nominating Committee, and will ensure that such committees are governed by written charters and are composed of at least a majority of independent directors.

Assessments

Our Board of Directors does not consider that formal assessments would be useful at this stage of our development. The Board of Directors conducts informal annual assessments of the Board’s effectiveness, the individual directors and of our Audit Committee. To assist in its review, the Board of Directors conducts informal surveys of its directors about assessment of the functioning of the Board. As part of the assessments, the Board of Directors or the individual committee may review its mandate and conduct reviews of applicable corporate policies.

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PROXY

Type of Meeting:	**ANNUAL MEETING OF STOCKHOLDERS**
Name of Corporation:	**OCULUS VISIONTECH INC. (the "Company")**
Meeting Date:	**September 15, 2023**
Meeting Time:	**9:00 a.m. (Pacific Time)**
Meeting Location:	**Suite 507, 837 West Hastings Street, Vancouver, British Columbia, Canada**

The undersigned stockholder of the Company hereby appoints Mr. Anton J. Drescher, CFO and a director of the Company, or failing him, Mr. Rowland Perkins, President, CEO and a director of the Company, or failing him, ______________________, as proxyholder for and on behalf of the stockholder with full power of substitution, to represent and vote as designated below, all shares of common stock of **Oculus VisionTech Inc.** held of record by the undersigned on July 19, 2023, at the Annual Meeting of Stockholders (the "**Meeting**") to be held at Suite 507, 837 West Hastings Street, Vancouver, British Columbia, Canada on Friday, September 15, 2023 at 9:00 am (Pacific Time) or any adjournment or postponement thereof.

The Board of Directors recommends a vote "For" the Election of Directors and "For" Proposals 2 and 3.

Please sign here: ______________________________

Please print name: ______________________________

Date: ______________________________

This proxy form is not valid unless it is signed and dated. If someone other than the stockholder of the Company signs this proxy form on behalf of the named stockholder of the Company, documentation acceptable to the Chairman of the Meeting must be deposited with this proxy form, authorizing the signing person to do such.

To be represented at the Meeting, this proxy form must be delivered by either: *(i)* ***mail or by hand to: Computershare Trust Company, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1;*** *(ii)* ***fax to: 1-866-2499-7775; and must be received by Computershare no later than 9:00 a.m. (Pacific Time) on September 13, 2023; or*** *(iii) via the* ***internet at www.investorvote.com; or*** *(iv) by touch-tone* ***telephone 1-800-652-8683. Proxies submitted via the internet or by telephone must be received by Computershare no later than 11:59 pm EST on September 13, 2023.***

See note 1 on the back of this form with respect to internet voting.

For full details of each Proposal, please see the Notice and Schedule 14A - Proxy Statement available at:

http://www.ovtz/investors/annual-general-meeting

Please indicate your proposal selection by placing an "X" in the appropriate space with blue or black ink only.

PROPOSALS			**For**	**Withhold**	
1.	Elect the following as directors:				
	Anton J. Drescher		☐	☐	
	Fabrice Helliker		☐	☐	
	Maurice Loverso		☐	☐	
	Rowland Perkins		☐	☐	
	Tom Perovic		☐	☐	
	Ron Wages		☐	☐	
2.	To ratify the appointment of Davidson & Company LLP, Chartered Professional Accountants, as the Company's Independent Registered Public Accounting Firm.		**For** ☐	**Against** ☐	**Abstain** ☐
3.	To ratify and approve the continuation of the Company's Omnibus Equity Incentive Compensation Plan, as more particularly described in the Schedule 14A - Proxy Statement related to the Meeting.		**For** ☐	**Against** ☐	**Abstain** ☐

LEGAL_41594071.4

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Form 10-K are available for viewing at **http://www.ovtz.com/investors/annual-general-meeting**.

This Proxy is solicited by the Management of the Company.

1. **To vote by internet**, use the internet to transmit your voting instructions and for electronic delivery of information. Have this form of proxy available when you access the website at ***www.investorvote.com***. You will be prompted to enter your Control Number, which is located on the **Notice Regarding the Availability of Proxy Materials** mailed to you. You may also appoint a person other than the persons designated on this form of proxy by following the instructions provided on the website.

2. a. *If you, as the stockholder, wish to attend the meeting to vote on the resolutions in person,* please register your attendance with the Company's scrutineers at the meeting.

   b. *If a stockholder has securities held by a financial institution and the stockholder wishes to attend the meeting to vote on the proposals in person,* please cross off the management appointee name or names, insert the stockholder's name in the blank space provided, do not indicate a voting choice by any proposal, sign and date the proxy form and return the proxy form. At the meeting a vote will be taken on each of the proposals as set out on this proxy form and the stockholder's vote will be counted at that time.

3. *If the stockholder will not attend the Meeting but wishes* to vote on the proposals and to *appoint one of the management appointees* named, please leave the wording "appointing a nominee" as shown, sign and date the proxy form and return the proxy form. Where no choice is specified by the stockholder on a proposal shown on the proxy form, this proxy form confers discretionary authority upon the stockholder's appointed proxyholder. This proxy form does not confer authority to vote for the election of any person as a Director of the Company other than those persons named in the accompanying Schedule 14A – Proxy Statement.

4. *If the stockholder will not attend the Meeting but wishes to vote on the proposals and to appoint one of the management appointees named, please leave the wording "appointing a nominee" as shown, sign and date the proxy form and return the proxy form. Where no choice is specified by a stockholder on a proposal shown on the proxy form, a nominee of management acting as proxyholder will vote the securities as if the shareholder had* specified an affirmative vote.

5. The securities represented by this proxy form will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot of a proposal that may be called for and, if the stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the proposals shown on the proxy form, or in matters which may properly come before the Meeting, the securities will be voted by the nominee appointed and as the nominee, in its sole discretion, sees fit.

6. If a non-registered stockholder returns the proxy form but subsequently decides to attend the Meeting to vote in person, the stockholder must revoke the first proxy form by sending a properly completed new proxy form in accordance with the foregoing instructions, with the management appointee named crossed off and the stockholder's name in inserted in the blank.

LEGAL_41594071.4